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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 10, 2007


                                   BIW LIMITED
             (Exact name of registrant as specified in its charter)


        CONNECTICUT                     1-31374                  04-3617838
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  230 BEAVER STREET, ANSONIA, CONNECTICUT 06401
          (Address of principal executive offices, including zip code)

                                 (203) 735-1888
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 10, 2007, the South Central Connecticut Regional Water Authority ("Parent") and RWA 21, Ltd., a wholly owned subsidiary of Parent ("Merger Subsidiary") delivered a countersigned Clarification and Waiver Letter (the "Waiver Letter") to BIW Limited ("BIW" or the "Company"). Pursuant to the Waiver Letter, Parent and Merger Subsidiary agreed to waive and clarify certain provisions of the Agreement and Plan of Merger entered into by Parent, Merger Subsidiary and BIW on June 29, 2007, which provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Subsidiary will merge with and into BIW (the "Merger") and BIW will become a wholly-owned subsidiary of Parent.

Specifically, the Waiver Letter provides that, notwithstanding the provisions of the Merger Agreement: (i) the closing condition requiring BIW shareholder approval shall only require approval of holders of a majority of the outstanding shares of BIW (in accordance with the applicable standard under Connecticut law), and (ii) that the opinion of Carter Capital Corporation need only address the fairness of the Merger consideration, from a financial point of view, to the BIW shareholders, and not to BIW itself.

The foregoing description of the Waiver Letter does not purport to be complete and is qualified in its entirety by reference to the Waiver Letter, which is filed as Exhibit 2.1 hereto, and is incorporated by reference herein.

IMPORTANT MERGER INFORMATION

IN CONNECTION WITH THE PROPOSED MERGER, THE COMPANY WILL FILE A PROXY STATEMENT WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, OR SEC. Investors are advised to read the proxy statement when it becomes available because it will contain important information about the Merger and the Company. INVESTORS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC AT THE SEC'S WEB SITE AT WWW.SEC.GOV. FREE COPIES OF THE COMPANY'S FILINGS MAY BE OBTAINED BY DIRECTING A WRITTEN REQUEST TO BIW LIMITED, 230 BEAVER STREET, ANSONIA, CONNECTICUT 06401, ATTENTION: JOHN TOMAC, PRESIDENT.

PARTICIPANTS IN THE SOLICITATION

THE COMPANY AND ITS DIRECTORS, EXECUTIVE OFFICERS AND OTHER MEMBERS OF ITS MANAGEMENT MAY BE DEEMED TO BE SOLICITING PROXIES FROM THE COMPANY'S STOCKHOLDERS IN FAVOR OF THE MERGER. INVESTORS AND STOCKHOLDERS MAY OBTAIN MORE DETAILED INFORMATION REGARDING THE DIRECT AND INDIRECT INTERESTS OF THE COMPANY'S EXECUTIVE OFFICERS AND DIRECTORS IN THE MERGER BY READING THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS REGARDING THE MERGER, WHICH WILL BE FILED WITH THE SEC. THESE DOCUMENTS WILL BE AVAILABLE FREE OF CHARGE ONCE AVAILABLE AT THE SEC'S WEB SITE AT WWW.SEC.GOV OR BY DIRECTING A REQUEST TO THE COMPANY AS DESCRIBED ABOVE.

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

    EXHIBIT NO.                           DESCRIPTION
    -----------                           -----------
        2.1 Clarification and Waiver Letter dated August 7, 2007 from BIW Limited to South Central Connecticut Regional Water Authority and RWA 21, Ltd.


































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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          BIW LIMITED


Date: August 13, 2007                     By: /s/ John S. Tomac
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                                              John S. Tomac
                                              President


























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